UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2008

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27824 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

560 White Plains Road, Suite 250, Tarrytown, New York	10591
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 332-4100

555 White Plains Road, Suite 250, Tarrytown, New York                                                            10591

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

(a)        On May 1, 2008, SPAR Group, Inc. (the “Registrant”), issued the press release attached to this Current Report on Form 8-K (the “Report”) as Exhibit 99.1 reporting its financial results for the first quarter ended March 31, 2008, which is incorporated herein by reference.

The information in Item 2.02 of this Report, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Exhibits:

99.1	Press Release of the Registrant dated May 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR GROUP, INC.

Date:	May 12, 2008	By:	/s/ James R. Segreto
James R. Segreto
Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number	Description

99.1	Press Release of the Registrant dated May 1, 2008.